SUPPLEMENT TO THE
FIDELITY CAPITAL
APPRECIATION FUND
PROSPECTUS
DATED DECEMBER 20, 1995
On July 11, 1994, a lawsuit was commenced against the fund and over 5,000 other defendants as a defendants' class action suit in the United States Bankruptcy Court for the District of Colorado by Jeffrey A. Weinman as Trustee for the Integra Unsecured Creditors' Trust. Plaintiff claims that a December 1988 spin-off (the "Spin Off") in which Integra distributed to its shareholders (including the fund) its 90% interest in ShowBiz Pizza Time, Inc. ("ShowBiz") was a fraudulent conveyance and an unlawful dividend. Through the Spin-Off, the fund received 377,520 shares of ShowBiz common stock with an initial market value of approximately $2.1 million. The fund believes that the claims are without merit and intends to defend the proceedings vigorously; however, on June 27, 1996, the Bankruptcy Court denied the defendants' motion to dispose of the case based on certain threshold issues.
The following information replaces that found in the section entitled "FMR and Its Affiliates" on page 9.
Harry Lange is manager of Capital Appreciation, which he has managed since March 1996. Previously, Mr. Lange managed other Fidelity funds, and he served as director of research for Fidelity Management & Research (Far
East) Inc. from 1988 to 1992. Mr. Lange joined Fidelity in 1987    as an
analyst.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page 10.
CASH MANAGEMENT.    The fund may invest in money market securities, in a
pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. The following information replaces the similar information under "Waivers" in the "Sales Charge Reductions and Waivers" section beginning on page 29. The fund's sales charge will not apply:
    2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
SUPPLEMENT TO THE FIDELITY CAPITAL APPRECIATION FUND
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 20, 1995
THE FOLLOWING INFORMATION REPLACES THAT FOUND IN LIMITATION (VII) ON PAGE
3.
The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b), do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" BEGINNING ON PAGE 14.
The sales charge will not apply:
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account.